LEASES - Maturity analysis of the annual undiscounted cash flows (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Maturity analysis of the annual undiscounted cash flows
2022	$ 16,901
2023	17,822
2024	12,869
2025	11,140
2026	8,853
2027 and thereafter	37,811
Less imputed interest	25,817
Total operating lease liabilities	79,579
Less: current operating lease liabilities	13,890	$ 16,856
Non-current operating lease liabilities	$ 65,689	$ 76,308